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                                                                 EXHIBIT (23)(A)

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of First Union Corporation on Form S-4 of our report dated March 18, 1999, appearing in the Annual Report on Form 10-K of EVEREN Capital Corporation for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Proxy Statement/Prospectus, which is part of this Registration Statement.

                                          Deloitte & Touche LLP

Chicago, Illinois
June 30, 1999